UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 10, 2026
Date of Report (date of earliest event reported)
Fervo Energy Company
(Exact name of Registrant as specified in its charter)

Delaware	001-43285	82-3168838
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

811 Main Street
Suite 1700
Houston, Texas 77002
(Address of principal executive offices)
(832) 554-3253
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.0001 per share	FRVO	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2026, the Board of Directors (the “Board”) of Fervo Energy Company (the “Company”) appointed Sarah Jewett as Chief Operating Officer of the Company, effective June 15, 2026.

Ms. Jewett, age 36, has led the Company's Strategy department since she joined Fervo in 2020, within roles of increasing responsibility. She had been SVP, Strategy since October, 2025. In that role, Ms. Jewett managed the integration of policy, communications, strategy, and people operations to drive the Company’s growth. Prior to joining the Company, Ms. Jewett held leadership roles in corporate development at Select Energy Services and worked as an engineer at Schlumberger. Ms. Jewett holds a Bachelor of Arts in Engineering Sciences and Studio Art and a Bachelor of Engineering in Mechanical Engineering from Dartmouth College and a Master of Business Administration from Harvard Business School.

In connection with her appointment, Ms. Jewett is entitled to receive an annual base salary of $400,000 and will be eligible to earn an annual performance-based cash bonus with a target of 55% of her base salary, pursuant to the Company’s annual incentive bonus plan. In addition, Ms. Jewett was granted 29,629 restricted stock units under the Company’s 2026 Incentive Award Plan. The RSUs vest over four years, with 25% on the first anniversary of the grant date and the remainder in equal quarterly installments thereafter, subject to Ms. Jewett’s continued employment with the Company.

There are no family relationships between Ms. Jewett and any director or executive officer of the Company, and there are no arrangements or understandings between Ms. Jewett and any other persons pursuant to which she was appointed as Chief Operating Officer. Ms. Jewett does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release naming Sarah Jewett Chief Operating Officer, dated June 10, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2026

Fervo Energy Company
/s/ Timothy Latimer
Timothy Latimer
Chief Executive Officer